SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 23, 2008
Philadelphia Consolidated Holding Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer’ Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA	19004

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 617-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On October 23, 2008, the registrant issued a Press Release concerning its third quarter 2008 results. The Press Release is attached as Exhibit 99.1. Such exhibits shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press Release relating to Third Quarter Results for period ended September 30, 2008.
Exhibit 99.2 Third Quarter 2008 Premiums by Segment.
Exhibit 99.3 Nine Months 2008 Premiums by Segment.
Exhibit 99.4 Third Quarter 2008 Additional Supplemental Information.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)
Dated: October 23, 2008	By:	Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press Release relating to Third Quarter Results for period ended September 30, 2008	Furnished electronically herewith.
99.2	Third Quarter 2008 Premiums by Segment	Furnished electronically herewith.
99.3	Nine Months 2008 Premiums by Segment	Furnished electronically herewith.
99.4	Third Quarter 2008 Additional Supplemental Information	Furnished electronically herewith.